BLACKROCK LIQUIDITY FUNDS

SUPPLEMENT DATED JULY 3, 2008 TO THE
STATEMENTS OF ADDITIONAL INFORMATION, EACH DATED FEBRUARY 22, 2008

Effective July 3, 2008, the Statement of Additional Information is amended as set forth below:

The section entitled “Disclosure of Portfolio Information,” beginning on page 13, is revised as follows:

The fourth paragraph of the section is revised to delete the last sentence and replace it with the following:

This requirement will not apply to the disclosure of the Trust’s portfolio securities to BIMC or PFPC or the auditors, custodian and legal counsel, the following portfolio compliance consultant: i-Flex Solutions, Inc., or to the following rating or ranking organizations: Lipper, Inc. (“Lipper”), S&P, Moody’s, iMoneyNet, Inc., Thompson Financial Group, LLC and Morningstar, Inc., or as otherwise provided in the policies and procedures.

The section entitled “Management of the Funds — Potential Conflicts of Interest,” beginning on page 29, is revised as follows:

The following paragraph is added after paragraph 17 of the section, found on page 33:

The Investment Adviser may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by the Investment Adviser even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by the Investment Adviser. This would have the effect of reducing the access fees paid by the Investment Adviser. The Investment Adviser will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

The following is added as the penultimate paragraph of the section:

Both custody arrangements described below in “Management of the Funds — Custodian and Transfer Agent” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangements with PFPC Trust Company may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

The section entitled “Management of the Funds — Custodian and Transfer Agent,” beginning on page 37, is revised as follows:

The fifth paragraph of the section is deleted in its entirety and replaced with the following:

With respect to MuniFund, Muni Cash, California Money Fund and New York Money Fund under an arrangement effective June 1, 2008, on a monthly basis, PFPC Trust Company nets the Fund’s daily positive and negative cash balances and calculates a credit (“custody credit”) or a charge based on that net amount. The custodian fees, including the amount of any overdraft charges, may be reduced by the amount of such custody credits, and any unused credits at the end of a given month may be carried forward to a subsequent month. Any such credits unused by the end of a Fund’s fiscal year expire. Net debits at the end of a given month are added to the Fund’s custody bill and paid by the Fund.

With respect to Funds other than MuniFund, Muni Cash, California Money Fund and New York Money Fund, pursuant to PFPC Trust Company’s operating procedures, on a daily basis the Fund earns a custody credit based on the amount of any uninvested cash balances or is charged an overdraft fee for any debits. Prior to June 1, 2008, the date of effectiveness of the new arrangement described above, MuniFund, Muni Cash, California Money Fund and New York Money Fund also earned custody credits under this arrangement. Custodian fees, including the amount of any overdraft charges, may be reduced each month by the amount of any custody credits. Unused custody credits may be carried over month to month but any credits unused by the end of a Fund’s fiscal year expire. Daily overdraft charges are added to the Fund’s custody bill and paid by the Fund. For the year ended October 31, 2007, custody credits earned under this arrangement were as follows: $22,323 with respect to TempCash; $9,637 with respect to FedFund; $44,616 with respect to T-Fund; $65 with respect to Federal Trust Fund; $3,754 with respect to MuniFund; $8,046 with respect to MuniCash; $27,839 with respect to California Money Fund; and $10,134 with respect to New York Money Fund.

Code# LIQ-SAI-0708